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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 7, 2001


                         Commission file number 1-13970


                           CHROMCRAFT REVINGTON, INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                                      35-1848094
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(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)

               1100 North Washington Street, Delphi, Indiana 46923
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   (Address, including zip code, of registrant's principal executive offices)

                                 (765) 564-3500
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events

     As disclosed in a Form 8-K filed by Chromcraft Revington, Inc. (the "Company") with the Securities and Exchange Commission on January 23, 2001, the Company and its directors were named as defendants in the following lawsuits filed in connection with the proposal from Court Square Capital Limited ("Court Square"), an affiliate of Citigroup, Inc., dated December 22, 2000, to acquire all outstanding shares of the Company's common stock not owned by Court Square for $10.30 per share in cash in a going private transaction:

     o David Schneider v. David L. Kolb, Larry P. Kunz, M. Saleem Muqaddam, Michael E. Thomas, Warren G. Wintrub, Citigroup, Inc., 399 Venture Partners, Inc. and Chromcraft Revington, Inc.; Cause No. 18571-NC; Court of Chancery of the State of Delaware, New Castle County;

     o James Owen v. David L. Kolb, Larry P. Kunz, M. Saleem Muqaddam, Michael E. Thomas, Warren G. Wintrub, Citigroup, Inc., 399 Venture Partners, Inc. and Chromcraft Revington, Inc.; Cause No. 18577-NC; Court of Chancery of the State of Delaware, New Castle County; and

     o Harbor Finance Partners v. David L. Kolb, Larry P. Kunz, M. Saleem Muqaddam, Michael E. Thomas, Warren G. Wintrub, Citigroup, Inc., 399 Venture Partners, Inc. and Chromcraft Revington, Inc.; Cause No. 18582-NC; Court of Chancery of the State of Delaware, New Castle County.

     These three lawsuits containing virtually identical allegations against the defendants were filed on December 26, 27, and 28, 2000, respectively. Each complaint purported to be filed on behalf of the named plaintiff "and the public shareholders of Chromcraft common stock," and alleged, among other things, that the defendants have breached their fiduciary duties to plaintiffs in connection with the proposed transaction. In addition, each complaint sought injunctive relief, damages in an unspecified amount and costs, including attorneys' fees.

     Each of the above-referenced lawsuits were dismissed without prejudice by the respective plaintiffs in the Court of Chancery of the State of Delaware, New Castle County.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      CHROMCRAFT REVINGTON, INC.
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                                      (Registrant)


Date:  December 7, 2001               /s/ Frank T. Kane
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                                      Frank T. Kane, Vice President-Finance,
                                      Chief Financial Officer and Secretary



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